Phunware Reports Preliminary Full Year 2021 Financial Results

AUSTIN, Texas, March 23, 2022 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or “the Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced preliminary financial results for the year ended December 31, 2021.

“The past year was an incredibly pivotal period for Phunware, as we made significant progress across all key segments of our business,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “The combination of our direct and indirect go-to-market strategies came to fruition in conjunction with the re-opening of the post-pandemic economy, resulting in extremely promising opportunities for our core MaaS business. Additionally, the acquisition of Lyte Technology late last year not only materially added to our top line revenues, but it also diversified our business channels by providing a conduit to further expand our B2C customer vertical. As we ramped our blockchain initiatives in parallel, we are encouraged by the number of prospective companies that have taken interest in our new digital offerings. As the first publicly-traded company worldwide to launch its own cryptocurrencies, we fully intend to capitalize on the opportunities available to us in the nascent new realm of monetizing one’s own data inside of a sovereign global data economy. Going forward, we expect to accelerate this expansion via organic and inorganic initiatives on an international scale, including top-line revenue growth of 250% or more year-over year, all while strategically investing for efficiency and diversification.”

Full Year 2021 Preliminary Financial Results
•Net Revenues for the year totaled $10.6 million
•Multiscreen-as-a-Service (MaaS) Platform Subscriptions and Services Revenues were $5.3 million
•Computer Hardware Revenues were $3.1 million
•Net Loss was $(53.5) million
•Net Loss per Share was $(0.71)
•Non-GAAP Adjusted EBITDA Loss was $(11.7) million

The Company’s independent registered public accounting firm has not yet completed its annual audit for the year ended December 31, 2021. Although we don’t anticipate, information contained herein is subject to change.

“We are pleased with the way we closed the year and are even more excited about the opportunities for growth in 2022 and beyond,” said Matt Aune, CFO of Phunware. “In addition to the progress of our B2B MaaS offerings, we are thrilled with the growth of our B2C business. Lyte by Phunware posted record revenue in a partial fourth quarter and the sales of PhunToken continue to move up and to the right. Going forward, we are well positioned with our balance sheet to continue to execute our operational objectives while driving organic and inorganic growth.”

Recent Business Highlights

•Notable Corporate Developments:
•Provided 2022 Revenue Guidance & Revises Investment Policy for Cash Management
•Phunware Acquired Additional Bitcoin
•Launched New Resource for Shareholders to Restrict Short Selling

•Notable Customer and Partner Wins:
•Announced Partnership with PrimusTech to Integrate Mobile Smart Solutions in Asia
•Announced Two Strategic Supplier Relationships and Optimized PC Series for CES
•Announced Strategic Political Partnership with Campaign Nucleus

•Notable Product Updates:
•PhunCoin by Phunware to Begin Trading

•Phunware Multiscreen-as-a-Service (MaaS) Platform for Digital Transformation Now Available in AWS Marketplace
•Announced PhunToken Uniswap Liquidity Pool Rewards Program
•Received Notice of Allowance for United States Patent for Monitoring Outdoor and Indoor Environments with Mobile Devices

Conference Call Information

Phunware management will host a conference call today (March 23, 2022) at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss its financial results for the year ended December 31, 2021.

Interested parties may access the conference call by dialing 888-506-0062 in the United States, or 973-528-0011 from international locations with access code: 161657. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://phunwallet.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except share and per share information)

	December 31, 2021	December 31, 2020
Assets	(Unaudited)
Current assets:
Cash	$23,137	$3,940
Accounts receivable, net of allowance for doubtful accounts of $10 and $356 at December 31, 2021 and 2020, respectively	967	664
Inventory	2,636	—
Digital currencies	32,581	—
Prepaid expenses and other current assets	686	304
Total current assets	60,007	4,908
Property and equipment, net	—	13
Goodwill	33,260	25,900
Intangible assets, net	3,213	111
Deferred tax asset	1,278	537
Restricted cash	—	91
Right-of-use asset	1,260	—
Other assets	276	276
Total assets	99,294	31,836
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$6,589	$8,462
Accrued expenses	9,621	5,353
Accrued legal settlement	—	3,000
Lease liability	399	—
Deferred revenue	3,973	2,397
PhunCoin deposits	1,202	1,202
Current maturities of long-term debt, net	4,904	4,435
Warrant liability	3,605	1,614
Total current liabilities	30,293	26,463
Long-term debt	—	3,762
Long-term debt - related party	—	195
Deferred tax liability	1,278	537
Deferred revenue	1,299	2,678
Lease liability	1,147	—
Deferred rent	—	180
Total liabilities	34,017	33,815
Commitments and contingencies (Note 11)
Stockholders’ equity (deficit)
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at December 31, 2021 and 2020; 96,751,610 and 56,371,207 shares issued and outstanding as of December 31, 2021 and 2020, respectively	10	6
Additional paid-in capital	264,944	144,156
Accumulated other comprehensive loss	(352)	(338)
Accumulated deficit	(199,325)	(145,803)
Total stockholders’ equity (deficit)	65,277	(1,979)
Total liabilities and stockholders’ equity (deficit)	99,294	31,836

Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share information)

	Year Ended December 31,
	2021	2020
	(Unaudited)
Net revenues	$10,643	$10,001
Cost of revenues	7,030	3,357
Gross profit	3,613	6,644
Operating expenses:
Sales and marketing	3,022	1,653
General and administrative	13,256	15,361
Research and development	4,179	2,628
Legal Settlement	—	4,500
Total operating expenses	20,457	24,142
Operating loss	(16,844)	(17,498)
Other income (expense):
Interest expense	(4,481)	(3,413)
Loss on extinguishment of debt	(7,952)	(2,158)
Impairment of digital currency	(9,383)	—
Fair value adjustment for warrant liabilities	(18,139)	872
Gain on forgiveness of PPP loan	2,850	—
Other income, net	1	—
Total other expense	(37,104)	(4,699)
Loss before taxes	(53,948)	(22,197)
Income tax benefit (expense)	426	(2)
Net loss	(53,522)	(22,199)
Cumulative translation adjustment	(14)	44
Comprehensive loss	$(53,536)	$(22,155)

Loss per share, basic and diluted	$(0.71)	$(0.50)

Weighted-average common shares used to compute loss per share, basic and diluted	75,447	44,269

Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2021	2020
Operating activities	(Unaudited)
Net loss	$(53,522)	$(22,199)
Adjustments to reconcile net loss to net cash provided by operating activities:
Accretion of debt discount and amortization of deferred financing costs	2,942	2,185
Loss (gain) on change in fair value of warrant liability	18,139	(872)
Loss on extinguishment of debt	7,952	2,158
Loss on sale of digital currencies	9,383	—
Gain on forgiveness of PPP loan	(2,850)	—
Stock-based compensation	4,941	4,492
Deferred income taxes	—	—
Other adjustments	(478)	(40)
Changes in operating assets and liabilities:
Accounts receivable	(16)	796
Inventory	(949)	—
Prepaid expenses and other assets	(383)	65
Accounts payable	(1,568)	427
Accrued expenses	(1,131)	1,064
Accrued legal settlement	(3,000)	3,000
Lease liability payments	(802)	—
Deferred revenue	(1,172)	(2,049)
Net cash used by operating activities	(22,514)	(10,973)
Investing activities
Purchases of digital currencies	(41,284)	—
Acquisitions, net of cash acquired	(5,101)	—
Net cash used in investing activities	(46,385)	—
Financing activities
Proceeds from borrowings, net of issuance costs	14,711	14,815
Proceeds from related party bridge loans	—	560
Payments on borrowings	(26,243)	(8,418)
Payments on related party notes	—	(560)
Net repayments on factoring agreement	—	(1,077)
Proceeds from sales of common stock, net of issuance costs	94,737	9,177
Proceeds from warrant exercises	4,635	—
Proceeds from exercise of stock options	179	99
Net cash provided by financing activities	88,019	14,596
Effect of exchange rate on cash and restricted cash	(14)	46
Net increase (decrease) in cash and restricted cash	19,106	3,669
Cash and restricted cash at the beginning of the period	4,031	362
Cash and restricted cash at the end of the period	$23,137	$4,031
Supplemental disclosure of cash flow information
Interest paid	$1,364	$1,251
Income taxes paid	$—	$—

	Year Ended December 31,
	2021	2020
Supplemental disclosure of non-cash information
Issuance of common stock under employee benefit plans	$100	$—
Issuance of common stock for payment of legal, earned bonus and board of director fees	$66	$1,283
Non-cash issuance of common stock upon partial exercise of a warrant	$16,147	$—
Issuance of common stock upon partial conversions of Senior Convertible Note	$—	$2,266
Reacquisition of equity component of Senior Convertible Note	$—	$(1,388)
Equity classified cash conversion feature of Senior Convertible Note	$—	$219

Non-GAAP Financial Measures and Reconciliation
Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Year Ended December 31,
	2021	2020
(in thousands)
Net loss	$(53,522)	$(22,199)
Add back: Depreciation and amortization	240	153
Add back: Interest expense	4,481	3,413
(Less) Add back: Income tax (benefit) expense	(426)	2
EBITDA	(49,227)	(18,631)
Add back: Stock-based compensation	4,941	4,492
Add back: Legal settlement	—	4,500
Add back: Loss on extinguishment of debt	7,952	2,158
Add back: Impairment of digital currencies	9,383	—
Add back (Less): Fair value adjustment for warrant liabilities	18,139	(872)
Less: Gain on forgiveness of PPP loan	(2,850)	—
Adjusted EBITDA	$(11,662)	$(8,353)

	December 31,
	2021	2020
(in thousands, except percentages)
Gross profit	$3,613	$6,644
Add back: Amortization of intangibles	7	21
Add back: Stock-based compensation	1,050	274
Adjusted gross profit	$4,670	$6,939
Adjusted gross margin	43.9%	69.4%

Supplemental Information
(In thousands, except percentages)

	Year Ended December 31,		Change
(in thousands, except percentages)	2021	2020	Amount	%
Net Revenue
Platform subscriptions and services	$5,308	$9,108	$(3,800)	(41.7)%
Computer hardware	3,095	—	3,095	100.0%
Application transaction	2,240	893	1,347	150.8%
Total revenue	$10,643	$10,001	$642	6.4%
Platform subscriptions and services as a percentage of total revenue	49.9%	91.1%
Computer hardware as a percentage of total revenue	29.1%	—%
Application transactions as a percentage of total revenue	21.0%	8.9%